UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-9631

Cohen & Steers Institutional Realty Shares, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY			10017
(Address of principal executive offices)			(Zip code)

Tina M. Payne Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2014

Item 1. Reports to Stockholders.

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

To Our Shareholders:

We would like to share with you our report for the year ended December 31, 2014. The net asset value (NAV) at that date was $50.06 per share.

The total returns, including income and change in NAV, for the Fund and its comparative benchmarks were:

	Six Months Ended December 31, 2014	Year Ended December 31, 2014
Cohen & Steers Institutional Realty Shares	11.02%	30.18%
FTSE NAREIT Equity REIT Index[a]	10.61%	30.14%
S&P 500 Index[a]	6.12%	13.69%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. The Fund's returns assume the reinvestment of all dividends and distributions at NAV. Fund performance reflects fee waivers and/or expense reimbursements, without which the performance would have been lower. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. Performance figures for periods shorter than one year are not annualized.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund's investment company taxable income and net realized gains. Distributions in excess of the Fund's investment company taxable income and net realized gains are a return of capital distributed from the Fund's assets.

Investment Review

U.S. real estate investment trusts (REITs) rallied from a disappointing year in 2013 to post their best annual returns since 2006. Improving economic growth led to strengthening fundamentals across all property types, while a decline in Treasury yields from already low levels led to better investor sentiment toward higher-yielding equities. Earnings reports from commercial real estate companies announced throughout the year generally met or exceeded expectations, sustaining the group's outperformance of the broader equity market.

a  The FTSE NAREIT Equity REIT Index is an unmanaged, market-capitalization-weighted index of all publicly traded REITs that invest predominantly in the equity ownership of real estate. The index is designed to reflect the performance of all publicly traded equity REITs as a whole. The S&P 500 Index is an unmanaged index of 500 large-cap stocks that is frequently used as a general measure of stock market performance.

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

Property Sector Returns Were Broadly in Double Digits

Returns were positive across all property types. Apartment REITs (39.7% total return) did particularly well amid strong job gains and relatively modest new supply. The regional mall sector (32.6%) was also resilient, benefiting in part from merger and acquisition activity. Mall owner Glimcher Realty had a large gain on a buyout offer from Washington Prime, which was formed in May as a spin-off from Simon Property Group.

Health care property companies (33.1%) were also a top performer. While the group's growth rates are not as robust compared with many other sectors, investors found favor in health care's visible income streams in an environment of low interest rates. Hotels (32.5%) had a healthy gain. Earnings were generally supportive, although there was some lowered guidance related to softening demand outside of the U.S.

Self storage owners (31.5%) as with REITs broadly, continued to benefit from strong demand and muted new supply. In the office sector (25.9%), asset values and rent-growth expectations continued to improve, particularly in New York City and certain West Coast markets. In news, late in the year, Paramount Group had the largest REIT initial public offering in U.S. history, in a deal that raised nearly $2.5 billion. The company focuses on New York City but also owns offices in Washington, D.C. and San Francisco.

Industrial real estate companies (21.0%) underperformed the index but still registered a strong absolute gain. The sector was one property type that was restrained, relatively speaking, by concerns of higher supply. The free-standing retail sector (9.3%) also trailed the wider REIT market, due to a decline in the shares of American Realty Capital Properties, which reported an overstatement of its first-half 2014 cash flow.

Fund Performance

The Fund had a positive total return for the year and outperformed its benchmark. Factors that helped relative performance included stock selection in the regional mall sector, where we had a beneficial overweight in Glimcher Realty when its share price rallied on the buyout news. We believed that the quality of the company's assets was not being fully recognized by the market. Stock selection in the health care, self storage and apartment sectors also aided performance. In addition, we were significantly underweight American Realty Capital Properties in the free-standing retail sector. Factors that detracted from relative returns included stock selection in the hotel sector and our overweight in industrial real estate companies.

Investment Outlook

The U.S. economy appears to be on generally solid footing. With third-quarter 2014 gross domestic product growth revised upward to 5%, the highest reading since 2003, positive U.S. employment trends may be sustainable at recent levels or even improve, with potential benefits accruing to REITs in terms of rising occupancies and rents. The dramatic fall in gasoline prices in 2014 may prove to be an economic bonus in 2015, by incrementally giving consumers more spending power in the new year.

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

We retain a focus on cyclically sensitive names. We continue to favor New York and West Coast offices, along with select retail, self storage and apartment REITs, based on our view of strengthening fundamentals. Within the self storage sector, we expect further upside to cash-flow growth amid strong demand and limited new supply. We maintain an overall favorable view of apartments. We believe employment growth and household formation trends should support multifamily occupancies and rents; however, the ability to buy homes should gradually improve in a better credit environment, which, along with rising supply, bears monitoring.

In terms of where we stand with performance and valuations, we believe U.S. REITs continue to offer positive risk-adjusted-return potential, as the prospect of higher asset values and cash flows in an improving economy should outweigh the likely return of higher short-term Treasury rates later in 2015. In general, we believe the improvement in real estate fundamentals and continued job growth can drive further gains in net asset values and improvements in cash-flow growth.

Sincerely,

ROBERT H. STEERS	JOSEPH M. HARVEY
Chairman	Portfolio Manager

THOMAS N. BOHJALIAN	JON CHEIGH
Portfolio Manager	Portfolio Manager

  JASON A. YABLON

  Portfolio Manager

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

The views and opinions in the preceding commentary are subject to change without notice and are as of the date of publication. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about the Cohen & Steers family of mutual funds, visit cohenandsteers.com. Here you will find fund net asset values, fund fact sheets and portfolio highlights, as well as educational resources and timely market updates.

Our website also provides comprehensive information about Cohen & Steers, including our most recent press releases, profiles of our senior investment professionals and their investment approach to each asset class. The Cohen & Steers family of mutual funds invests in major real asset categories including real estate, infrastructure and commodities, along with preferred securities and other income solutions.

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

Performance Review (Unaudited)

Growth of a $3,000,000 Investment

Average Annual Total Returns—For Periods Ended December 31, 2014

	1 Year	5 Years	10 Years	Since Inception[b]
Fund	30.18%	16.19%	8.95%	13.28%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance information current to the most recent month end can be obtained by visiting our website at cohenandsteers.com. Total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During the periods presented above, the manager waived fees and/or reimbursed expenses. Without this arrangement, performance would have been lower.

The annualized gross and net expense ratios, respectively, were 0.77% and 0.75% as disclosed in the May 1, 2014 prospectus. The investment manager has contractually agreed to waive its fee and/or reimburse the Fund so that the Fund's total annual operating expenses (excluding acquired fund fees and expenses and extraordinary expenses) do not exceed 0.75% of the average daily net assets of the fund. This commitment will remain in place for the life of the Fund.

a  The comparative indices are not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Fund's performance. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. The Fund's performance assumes the reinvestment of all dividends and distributions at NAV. For more information, including charges and expenses, please read the prospectus carefully before you invest.

b  Inception date of February 14, 2000.

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 Invested at the beginning of the period and held for the entire period July 1, 2014—December 31, 2014.

Actual Expenses

The first line of the following table provides information about actual account values and expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period[a] July 1, 2014– December 31, 2014
Actual (11.02% return)	$1,000.00	$1,110.20	$3.99
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.42	$3.82

a  Expenses are equal to the Fund's annualized expense ratio of 0.75% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

December 31, 2014
Top Ten Holdings
(Unaudited)

Security	Value	% of Net Assets
Simon Property Group	$216,347,955	7.0
Equity Residential	214,519,341	6.9
Health Care REIT	175,849,362	5.7
Vornado Realty Trust	159,714,931	5.2
SL Green Realty Corp.	152,219,677	4.9
General Growth Properties	124,817,986	4.0
Prologis	122,148,616	3.9
UDR	119,407,745	3.9
Regency Centers Corp.	92,006,477	3.0
Public Storage	90,586,297	2.9

Sector Breakdown

(Based on Net Assets)
(Unaudited)

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS

December 31, 2014

		Number of Shares	Value
COMMON STOCK	97.8%
FINANCIAL—BANKS	0.4%
FCB Financial Holdings, Class Aa		456,205	$11,240,891
REAL ESTATE	97.4%
DIVERSIFIED	7.0%
American Assets Trust		784,621	31,235,762
Forest City Enterprises, Class Aa		1,259,722	26,832,079
Vornado Realty Trust		1,356,851	159,714,931
			217,782,772
HEALTH CARE	9.6%
Health Care REIT		2,323,898	175,849,362
Healthcare Trust of America, Class A		1,451,877	39,113,566
Ventas		1,124,125	80,599,762
			295,562,690
HOTEL	9.1%
Belmond Ltd., Class A (Bermuda)[a]		1,569,563	19,415,494
DiamondRock Hospitality Co.		3,051,834	45,380,772
Extended Stay America		1,168,847	22,570,436
Hilton Worldwide Holdings[a]		2,139,406	55,817,103
Host Hotels & Resorts		1,314,130	31,236,870
Strategic Hotels & Resorts[a]		3,578,650	47,345,539
Sunstone Hotel Investors		3,528,203	58,250,631
			280,016,845
INDUSTRIALS	4.8%
First Industrial Realty Trust		1,347,502	27,704,641
Prologis		2,838,685	122,148,616
			149,853,257

See accompanying notes to financial statements.

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2014

		Number of Shares	Value
OFFICE	14.0%
BioMed Realty Trust		2,890,287	$62,256,782
Brandywine Realty Trust		2,970,958	47,475,909
Douglas Emmett		1,519,399	43,150,932
Empire State Realty Trust, Class A		1,303,181	22,909,922
Equity Commonwealth		244,262	6,270,206
Kilroy Realty Corp.		584,305	40,357,946
Liberty Property Trust		882,346	33,202,680
Paramount Group[a]		1,406,589	26,148,489
SL Green Realty Corp.		1,278,942	152,219,677
			433,992,543
RESIDENTIAL	19.7%
APARTMENT	18.5%
American Homes 4 Rent, Class A		2,777,240	47,296,397
Apartment Investment & Management Co.		1,633,481	60,683,819
Education Realty Trust		413,864	15,143,284
Equity Residential		2,986,071	214,519,341
Essex Property Trust		275,742	56,968,297
Home Properties		845,892	55,490,515
Monogram Residential Trust		486,897	4,508,666
UDR		3,874,359	119,407,745
			574,018,064
MANUFACTURED HOME	1.2%
Sun Communities		404,225	24,439,443
Toll Brothers[a]		337,933	11,580,964
			36,020,407
TOTAL RESIDENTIAL			610,038,471
SELF STORAGE	6.1%
CubeSmart		2,142,075	47,275,596
Extra Space Storage		288,169	16,898,230
Public Storage		490,053	90,586,297
Sovran Self Storage		387,846	33,827,928
			188,588,051

See accompanying notes to financial statements.

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2014

		Number of Shares	Value
SHOPPING CENTERS	26.6%
COMMUNITY CENTER	9.6%
DDR Corp.		4,276,874	$78,523,406
Kimco Realty Corp.		559,624	14,068,947
Regency Centers Corp.		1,442,560	92,006,477
Retail Properties of America, Class A		2,578,129	43,028,973
Weingarten Realty Investors		2,005,316	70,025,635
			297,653,438
FREE STANDING	1.4%
Spirit Realty Capital		3,621,811	43,063,333
REGIONAL MALL	15.6%
General Growth Properties		4,437,184	124,817,986
Macerich Co. (The)		769,032	64,144,959
Pennsylvania REIT		1,090,622	25,585,992
Simon Property Group		1,188,007	216,347,955
Taubman Centers		677,967	51,810,238
			482,707,130
TOTAL SHOPPING CENTERS			823,423,901
SPECIALTY	0.5%
QTS Realty Trust, Class A		494,444	16,731,985
TOTAL REAL ESTATE			3,015,990,515
TOTAL COMMON STOCK (Identified cost—$2,094,469,696)			3,027,231,406

See accompanying notes to financial statements.

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2014

		Number of Shares	Value
SHORT-TERM INVESTMENTS	1.0%
MONEY MARKET FUNDS
State Street Institutional Treasury Money Market Fund, 0.00%[b]		31,400,000	$31,400,000
TOTAL SHORT-TERM INVESTMENTS (Identified cost—$31,400,000)			31,400,000
TOTAL INVESTMENTS (Identified cost—$2,125,869,696)	98.8%		3,058,631,406
OTHER ASSETS IN EXCESS OF LIABILITIES	1.2		36,899,251
NET ASSETS (Equivalent to $50.06 per share based on 61,836,940 shares of common stock outstanding)	100.0%		$3,095,530,657

Glossary of Portfolio Abbreviations

REIT  Real Estate Investment Trust

Note: Percentages indicated are based on the net assets of the Fund.

a  Non-income producing security.

b  Rate quoted represents the annualized seven-day yield of the Fund.

See accompanying notes to financial statements.

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS:
Investments in securities, at value (Identified cost—$2,125,869,696)	$3,058,631,406
Cash	31,529,441
Receivable for:
Investment securities sold	11,801,555
Dividends	10,118,885
Fund shares sold	6,735,499
Other assets	29,653
Total Assets	3,118,846,439
LIABILITIES:
Payable for:
Investment securities purchased	16,486,681
Fund shares redeemed	4,836,863
Investment management fees	1,961,853
Directors' fees	723
Other liabilities	29,662
Total Liabilities	23,315,782
NET ASSETS applicable to 61,836,940 shares of $0.001 par value of common stock outstanding	$3,095,530,657
NET ASSET VALUE PER SHARE:
($3,095,530,657 ÷ 61,836,940 shares outstanding)	$50.06
NET ASSETS consist of:
Paid-in capital	$2,142,177,925
Accumulated undistributed net investment income	6,115,948
Accumulated undistributed net realized gain	14,475,074
Net unrealized appreciation	932,761,710
$3,095,530,657

See accompanying notes to financial statements.

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2014

Investment Income:
Dividend income	$65,292,134
Expenses:
Investment management fees	21,287,179
Directors' fees and expenses	139,728
Registration and filing fees	119,496
Line of credit fees	36,272
Dues and subscriptions	29,159
Total Expenses	21,611,834
Reduction of Expenses (See Note 2)	(324,655)
Net Expenses	21,287,179
Net Investment Income	44,004,955
Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	208,223,981
Net change in unrealized appreciation (depreciation) on investments	489,149,997
Net realized and unrealized gain	697,373,978
Net Increase in Net Assets Resulting from Operations	$741,378,933

See accompanying notes to financial statements.

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

STATEMENT OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013
Change in Net Assets:
From Operations:
Net investment income	$44,004,955	$41,357,831
Net realized gain	208,223,981	134,516,676
Net change in unrealized appreciation (depreciation)	489,149,997	(100,038,246)
Net increase in net assets resulting from operations	741,378,933	75,836,261
Dividends and Distributions to Shareholders from:
Net investment income	(42,272,781)	(41,716,355)
Net realized gain	(132,056,333)	(117,733,086)
Total dividends and distributions to shareholders	(174,329,114)	(159,449,441)
Capital Stock Transactions:
Increase in net assets from Fund share transactions	97,355,792	189,645,741
Total increase in net assets	664,405,611	106,032,561
Net Assets:
Beginning of year	2,431,125,046	2,325,092,485
End of year[a]	$3,095,530,657	$2,431,125,046

a  Includes accumulated undistributed net investment income of $6,115,948 and $3,081,193, respectively.

See accompanying notes to financial statements.

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	For the Year Ended December 31,
Per Share Operating Performance:	2014	2013	2012	2011	2010
Net asset value, beginning of year	$40.77	$42.08	$39.48	$37.99	$30.53
Income (loss) from investment operations:
Net investment income	0.72 [a,b]	0.71 [a]	0.58	0.48 [b]	0.86
Net realized and unrealized gain	11.44	0.72	5.59	1.86	7.47
Total from investment operations	12.16	1.43	6.17	2.34	8.33
Less dividends and distributions to shareholders from:
Net investment income	(0.70)	(0.72)	(0.56)	(0.45)	(0.87)
Net realized gain	(2.17)	(2.02)	(3.01)	(0.40)	—
Total dividends and distributions to shareholders	(2.87)	(2.74)	(3.57)	(0.85)	(0.87)
Net increase (decrease) in net asset value	9.29 [a]	(1.31)	2.60	1.49	7.46
Net asset value, end of year	$50.06	$40.77	$42.08	$39.48	$37.99
Total investment return[c]	30.18%	3.46%	15.91%	6.25%	27.63%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$3,095.5	$2,431.1	$2,325.1	$1,790.4	$1,407.5
Ratio of expenses to average daily net assets (before expense reduction)	0.76%	0.77%	0.77%	0.77%	0.77%
Ratio of expenses to average daily net assets (net of expense reduction)	0.75%	0.75%	0.75%	0.75%	0.75%
Ratio of net investment income to average daily net assets (before expense reduction)	1.54%	1.59%	1.41%	1.19%	1.33%
Ratio of net investment income to average daily net assets (net of expense reduction)	1.55%	1.61%	1.42%	1.21%	1.35%
Portfolio turnover rate	54%	75%	85%	92%	104%

a  Calculation based on average shares outstanding.

b  13.4% and 17.0% of gross income was attributable to dividends paid by Simon Property Group for the years ended December 31, 2014 and December 31, 2011, respectively.

c  Return assumes the reinvestment of all dividends and distributions at NAV.

See accompanying notes to financial statements.

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS

Note 1. Organization and Significant Accounting Policies

Cohen & Steers Institutional Realty Shares, Inc. (the Fund) was incorporated under the laws of the State of Maryland on October 13, 1999 and is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified, open-end management investment company. The Fund's investment objective is total return.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946—Investment Companies. The accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment manager) to be over-the-counter, are valued at the last sale price on the valuation date as reported by sources deemed appropriate by the Board of Directors to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at their closing net asset value.

The policies and procedures approved by the Fund's Board of Directors delegate authority to make fair value determinations to the investment manager, subject to the oversight of the Board of Directors. The investment manager has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Securities for which market prices are unavailable, or securities for which the investment manager determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund's Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The Fund's use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund's investments is summarized below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

•  Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfer at the end of the period in which the underlying event causing the movement occurred. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. There were no transfers between Level 1 and Level 2 securities as of December 31, 2014.

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

The following is a summary of the inputs used as of December 31, 2014 in valuing the Fund's investments carried at value:

	Total	Quoted Prices In Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Common Stock	$3,027,231,406	$3,027,231,406	$—	$—
Short-Term Investments	31,400,000	—	31,400,000	—
Total Investments[a]	$3,058,631,406	$3,027,231,406	$31,400,000	$—

a  Portfolio holdings are disclosed individually on the Schedule of Investments.

Following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities
Balance as of December 31, 2013	$4,989,842
Change in unrealized appreciation (depreciation)	2,141,812
Transfers out of Level 3[a]	(7,131,654)
Balance as of December 31, 2014	$—

a  As of December 31, 2013, the Fund used significant unobservable inputs in determining the value of this investment. As of December 31, 2014, the Fund used an exchange-traded price in determining the value of the same investment.

Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized over the life of the respective securities. Dividend income is recorded on the ex-dividend date. Distributions from Real Estate Investment Trusts (REITs) are recorded as ordinary income, net realized capital gain or return of capital based on information reported by the REITs and management's estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the REITs and actual amounts may differ from the estimated amounts.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared and paid quarterly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

dividend date and are automatically reinvested in full and fractional shares of the Fund based on the net asset value per share at the close of business on the payable date unless the shareholder has elected to have them paid in cash.

Distributions paid by the Fund are subject to recharacterization for tax purposes. Based upon the results of operations for the year ended December 31, 2014, a significant portion of the distributions have been reclassified to distributions from net realized gains.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary. Dividend and interest income from holdings in non-U.S. securities is recorded net of non-U.S. taxes paid. Management has analyzed the Fund's tax positions taken on federal and applicable state income tax returns as well as its tax positions in non-U.S. jurisdictions in which it trades for all open tax years and has concluded that as of December 31, 2014, no additional provisions for income tax are required in the Fund's financial statements. The Fund's tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

Note 2. Investment Management Fees and Other Transactions with Affiliates

Investment Management Fees: The investment manager serves as the Fund's investment manager pursuant to an investment management agreement (the investment management agreement). Under the terms of the investment management agreement, the investment manager provides the Fund with day-to-day investment decisions and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services provided to the Fund, the investment manager receives a fee, accrued daily and paid monthly, at the annual rate of 0.75% of the average daily net assets of the Fund.

The investment manager is also responsible, under the investment management agreement, for the performance of certain administrative functions for the Fund. Additionally, the investment manager pays certain expenses of the Fund, including administrative and custody fees, transfer agent fees, professional fees, and reports to shareholders.

The investment manager has contractually agreed to waive its fee and/or reimburse the Fund so that the Fund's total annual operating expenses (excluding acquired fund fees and expenses and extraordinary expenses) do not exceed 0.75% of the average daily net assets of the Fund. This commitment will remain in place for the life of the Fund. For the year ended December 31, 2014, fees waived and/or expenses reimbursed totaled $324,655.

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Directors' and Officers' Fees: Certain directors and officers of the Fund are also directors, officers, and/or employees of the investment manager. The Fund does not pay compensation to directors and officers affiliated with the investment manager.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the year ended December 31, 2014, totaled $1,504,194,488 and $1,503,814,102, respectively.

Note 4. Income Tax Information

The tax character of dividends and distributions paid was as follows:

	For the Year Ended December 31,
	2014	2013
Ordinary income	$91,317,234	$61,434,005
Long-term capital gain	83,011,880	98,015,436
Total dividends and distributions	$174,329,114	$159,449,441

As of December 31, 2014, the tax-basis components of accumulated earnings and the federal tax cost were as follows:

Cost for federal income tax purposes	$2,173,765,783
Gross unrealized appreciation	$886,658,940
Gross unrealized depreciation	(1,793,317)
Net unrealized appreciation	$884,865,623
Undistributed ordinary income	$1,973,099
Undistributed long-term capital gains	$60,398,062

As of December 31, 2014, the Fund had temporary book/tax differences primarily attributable to wash sales on portfolio securities and permanent book/tax differences primarily attributable to Fund redemptions used as distributions, prior year REIT distribution adjustments and a redemption in-kind. To reflect reclassifications arising from the permanent differences, paid-in capital was credited $13,119,032, accumulated undistributed net realized gain was charged $14,421,613 and accumulated undistributed net investment income was credited $1,302,581. Net assets were not affected by this reclassification.

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Note 5. Capital Stock

The Fund is authorized to issue 100 million shares of capital stock, at a par value of $0.001 per share. The Board of Directors of the Fund may increase or decrease the aggregate number of shares of common stock that the Fund has authority to issue. Transactions in Fund shares were as follows:

	For the Year Ended December 31, 2014		For the Year Ended December 31, 2013
	Shares	Amount	Shares	Amount
Sold	12,809,654	$592,544,667	15,038,423	$662,535,300
Issued as reinvestment of dividends and distributions	3,152,086	152,560,278	3,422,269	140,392,405
Redeemed	(12,155,218)	(570,569,283)	(14,084,812)	(613,281,964)
Redemption in-kind[a]	(1,600,246)	(77,179,870)	—	—
Net Increase	2,206,276	$97,355,792	4,375,880	$189,645,741

a  Certain shareholders of the Fund were permitted to redeem shares in-kind. As a result, the Fund realized a net gain of $4,455,501 for financial reporting purposes.

Note 6. Borrowings

As of December 31, 2014, the Fund, in conjunction with other Cohen & Steers open-end funds, was a party to a $200,000,000 syndicated credit agreement (the credit agreement) with State Street Bank and Trust Company, as administrative agent and operations agent, and the lenders identified in the credit agreement (as applicable), which expired January 23, 2015. The Fund paid a commitment fee of 0.10% per annum on its proportionate share of the unused portion of the credit agreement. Effective January 23, 2015, the credit agreement was renewed and expires January 22, 2016. Under the renewed credit agreement, the total commitment amount has been reduced to $50,000,000 and the Fund pays a commitment fee of 0.15% per annum on its proportionate share of the unused portion of the credit agreement.

During the year ended December 31, 2014, the Fund did not borrow under the credit agreement.

Note 7. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Note 8. Subsequent Events

Management has evaluated events and transactions occurring after December 31, 2014 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of
Cohen & Steers Institutional Realty Shares, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Cohen & Steers Institutional Realty Shares, Inc. (the "Fund") at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 19, 2015

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

TAX INFORMATION—2014 (Unaudited)

Pursuant to the Jobs and Growth Relief Reconciliation Act of 2003, the Fund designates qualified dividend income of $2,664,080. Also, the Fund designates a long-term capital gain distribution of $81,928,748 at the 20% maximum rate and $7,066,180 at the 25% maximum rate.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our website at cohenandsteers.com or (iii) on the Securities and Exchange Commission's (the SEC) website at http://www.sec.gov. In addition, the Fund's proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's website at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes. The Fund may also pay distributions in excess of the Fund's net investment company taxable income and this excess could be a tax free return of capital distributed from the Fund's assets. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year.

Foreign Investor Policy Change

Effective February 1, 2015, the Fund will no longer accept investments from investors with non-U.S. addresses as well as dealer controlled accounts designated as foreign accounts (Restricted Accounts), consistent with the industry standard. Existing Restricted Accounts can remain in the Fund, but will be prohibited from making further investments into their accounts. U.S. Armed Forces and Diplomatic post office addresses abroad will be treated as U.S. addresses and will continue to be able to invest in the Fund. For more information, please call (800) 437-9912.

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

MANAGEMENT OF THE FUND

The business and affairs of the Fund are managed under the direction of the Board of Directors. The Board of Directors approves all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund's agreements with its investment manager, administrator, co-administrator, custodian and transfer agent. The management of the Fund's day-to-day operations is delegated to its officers, the investment manager, administrator and co-administrator, subject always to the investment objective and policies of the Fund and to the general supervision of the Board of Directors.

The Board of Directors and officers of the Fund and their principal occupations during at least the past five years are set forth below. The statement of additional information (SAI) includes additional information about fund directors and is available, without charge, upon request by calling 800-330-7348.

Name, Address[1] and Age	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Interested Director[4]
Robert H. Steers Age: 61	Director and Chairman	Until next election of directors	Chief Executive Officer of Cohen & Steers Capital Management, Inc. (CSCM or the Advisor) and its parent, Cohen & Steers, Inc. (CNS) since 2014. Prior to that, Co-Chairman and Co-Chief Executive Officer of the Advisor since 2003 and CNS since 2004.	21	Since 1991

  (table continued on next page)

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

(table continued from previous page)

Name, Address[1] and Age	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Disinterested Directors
Michael G. Clark Age: 49	Director	Until next election of directors	From May 2006 to June 2011, President and Chief Executive Officer of DWS Funds and Managing Director of Deutsche Asset Management.	21	Since June 2011
Bonnie Cohen Age: 72	Director	Until next election of directors	Consultant. Board Member, DC Public Library Foundation since 2012, President since 2014; Board Member, Telluride Mountain Film Festival since 2010; Trustee, H. Rubenstein Foundation since 1996; Trustee, District of Columbia Public Libraries since 2004.	21	Since 2001
George Grossman Age: 61	Director	Until next election of directors	Attorney-at-law.	21	Since 1993
Richard E. Kroon Age: 72	Director	Until next election of directors	Member of Investment Committee, Monmouth University since 2004; Former Director, Retired Chairman and Managing Partner of Sprout Group venture capital funds, then an affiliate of Donaldson, Lufkin and Jenrette Securities Corporation from 1981 to 2001. Former chairman of the National Venture Capital Association for the year 2000.	21	Since 2004

  (table continued on next page)

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

(table continued from previous page)

Name, Address[1] and Age	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Richard J. Norman Age: 71	Director	Until next election of directors	Private Investor. Member, Montgomery County, Maryland Department of Corrections Volunteer Corps since February 2010; Liason for Business Leadership, Salvation Army World Service Organization (SAWSO) since 2010; Advisory Board Member, The Salvation Army since 1985; Prior thereto, Investment Representative of Morgan Stanley Dean Witter from 1966 to 2000.	21	Since 2001
Frank K. Ross Age: 71	Director	Until next election of directors	Visiting Professor of Accounting and Director of the Center for Accounting Education at Howard University School of Business since 2004; Board member and member of Audit Committee (Chairman from 2007 to 2012) and Human Resources and Compensation Committee, Pepco Holdings, Inc. (electric utility) from 2004 to 2014; Formerly, Mid-Atlantic Area Managing Partner for Assurance Services at KPMG LLP and Managing Partner of its Washington, DC offices from 1977 to 2003.	21	Since 2004

  (table continued on next page)

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

(table continued from previous page)

Name, Address[1] and Age	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
C. Edward Ward Jr. Age: 68	Director	Until next election of directors	Member of The Board of Trustees of Manhattan College, Riverdale, New York from 2004 to 2014. Formerly Director of closed-end fund management for the New York Stock Exchange (the NYSE), where he worked from 1979 to 2004.	21	Since 2004

1  The address for each director is 280 Park Avenue, New York, NY 10017.

2  On March 12, 2008, the Board of Directors adopted a mandatory retirement policy stating a Director must retire from the Board on December 31st of the year in which he or she turns 75 years of age.

3  The length of time served represents the year in which the director was first elected or appointed to any fund in the Cohen & Steers fund complex.

4  "Interested person", as defined in the 1940 Act, of the Fund because of affiliation with CSCM (Interested Director).

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

The officers of the Fund (other than Mr. Steers, whose biography is provided above), their address, their ages and their principal occupations for at least the past five years are set forth below.

Name, Address and Age[1]	Position(s) Held With Fund	Principal Occupation During At Least the Past 5 Years	Length of Time Served[2]
Adam M. Derechin Age: 50	President and Chief Executive Officer	Chief Operating Officer of CSCM since 2003 and CNS since 2004.	Since 2005
Joseph M. Harvey Age: 51	Vice President	President and Chief Investment Officer of CSCM since 2003 and President of CNS since 2004.	Since 2004
Jon Cheigh Age: 42	Vice President	Executive Vice President of CSCM since 2012. Prior to that, Senior Vice President of CSCM since 2007.	Since 2007
Thomas N. Bohjalian Age: 49	Vice President	Executive Vice President of CSCM since 2012. Prior to that, Senior Vice President of CSCM since 2006.	Since 2006
Francis C. Poli Age: 52	Secretary	Executive Vice President, Secretary and General Counsel of CSCM and CNS since March 2007.	Since 2007
James Giallanza Age: 48	Treasurer and Chief Financial Officer	Executive Vice President of CSCM since January 2014. Prior to that, Senior Vice President of CSCM since 2006.	Since 2006
Lisa D. Phelan Age: 46	Chief Compliance Officer	Senior Vice President of CSCM since 2008. Chief Compliance Officer of CSCM, the Cohen & Steers funds, Cohen & Steers Asia Limited and CSSL since 2007, 2006, 2005 and 2004, respectively.	Since 2006
Heather Kaden Age: 39	Deputy Chief Compliance Officer	Vice President of CSCM since 2010 and Compliance Officer of Cohen & Steers UK, Limited since 2013. Prior to that, Senior Compliance Associate since 2007.	Since 2014
Tina M. Payne Age: 40	Assistant Secretary	Senior Vice President and Associate General Counsel of CSCM since 2010. Prior to that, Vice President and Associate General Counsel since July 2007.	Since 2007
Neil Bloom Age: 44	Assistant Treasurer	Vice President of CSCM since August 2008.	Since 2009

1  The address of each officer is 280 Park Avenue, New York, NY 10017.

2  Officers serve one-year terms. The length of time served represents the year in which the officer was first elected to that position in any fund in the Cohen & Steers fund complex. All of the officers listed above are officers of one or more of the other funds in the complex.

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Transaction history and account transactions
• Purchase history and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	No
For joint marketing with other financial companies—	No	We don't share
For our affiliates' everyday business purposes— information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes— information about your creditworthiness	No	We don't share
For our affiliates to market to you—	No	We don't share
For non-affiliates to market to you—	No	We don't share

Questions?  Call 800-330-7348

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are
Who is providing this notice?

Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers UK Limited, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Open- and Closed-End Funds (collectively, Cohen & Steers).

What we do
How does Cohen & Steers protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?	We collect your personal information, for example, when you:
• Open an account or buy securities from us
• Provide account information or give us your contact information
• Make deposits or withdrawals from your account
We also collect your personal information from other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only:
• sharing for affiliates' everyday business purposes—information about your creditworthiness
• affiliates from using your information to market to you
• sharing for non-affiliates to market to you
State law and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

Cohen & Steers Investment Solutions

COHEN & STEERS GLOBAL REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in global real estate equity securities

  •  Symbols: CSFAX, CSFBX*, CSFCX, CSSPX, GRSRX, CSFZX

COHEN & STEERS INSTITUTIONAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in U.S. real estate securities

  •  Symbol: CSRIX

COHEN & STEERS REAL ESTATE SECURITIES FUND

  •  Designed for investors seeking total return, investing primarily in U.S. real estate securities

  •  Symbols: CSEIX, CSBIX*, CSCIX, CSDIX, CIRRX, CSZIX

COHEN & STEERS INTERNATIONAL REALTY FUND

  •  Designed for investors seeking total return, investing primarily in international real estate securities

  •  Symbols: IRFAX, IRFCX, IRFIX

COHEN & STEERS REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in U.S. real estate securities

  •  Symbol: CSRSX

COHEN & STEERS
INSTITUTIONAL GLOBAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in global real estate securities

  •  Symbol: GRSIX

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

  •  Designed for investors seeking total return, investing primarily in global infrastructure securities

  •  Symbols: CSUAX, CSUBX*, CSUCX, CSUIX, CSURX, CSUZX

COHEN & STEERS DIVIDEND VALUE FUND

  •  Designed for investors seeking long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks

  •  Symbols: DVFAX, DVFCX, DVFIX, DVFRX, DVFZX

COHEN & STEERS
PREFERRED SECURITIES AND INCOME FUND

  •  Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities

  •  Symbols: CPXAX, CPXCX, CPXIX, CPRRX, CPXZX

COHEN & STEERS REAL ASSETS FUND

  •  Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

  •  Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

COHEN & STEERS
MLP & ENERGY OPPORTUNITY FUND

  •  Designed for investors seeking total return, investing primarily in midstream energy master limited partnership (MLP) units and related stocks

  •  Symbols: MLOAX, MLOCX, MLOIX, MLORX, MLOZX

COHEN & STEERS
ACTIVE COMMODITIES STRATEGY FUND

  •  Designed for investors seeking total return, investing primarily in a diversified portfolio of exchange-traded commodity future contracts and other commodity-related derivative instruments

  •  Symbols: CDFAX, CDFCX, CDFIX, CDFRX, CDFZX

Distributed by Cohen & Steers Securities, LLC.

COHEN & STEERS GLOBAL REALTY MAJORS ETF

  •  Designed for investors who seek a relatively low-cost passive approach for investing in a portfolio of real estate equity securities of companies in a specified index

  •  Symbol: GRI

Distributed by ALPS Distributors, Inc.

ISHARES COHEN & STEERS
REALTY MAJORS INDEX FUND

  •  Designed for investors who seek a relatively low-cost passive approach for investing in a portfolio of real estate equity securities of companies in a specified index

  •  Symbol: ICF

Distributed by SEI Investments Distribution Co.

*  Class B shares are no longer offered except through dividend reinvestment and permitted exchanges by existing Class B shareholders.

Please consider the investment objectives, risks, charges and expenses of the fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the summary prospectus and prospectus carefully before investing.

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and Chairman

Michael G. Clark
Director

Bonnie Cohen
Director

George Grossman
Director

Richard E. Kroon
Director

Richard J. Norman
Director

Frank K. Ross
Director

C. Edward Ward, Jr.
Director

Adam M. Derechin
President and Chief Executive Officer

Joseph M. Harvey
Vice President

Thomas N. Bohjalian
Vice President

Jon Cheigh
Vice President

Francis C. Poli
Secretary

James Giallanza
Treasurer and Chief Financial Officer

Lisa D. Phelan
Chief Compliance Officer

Heather Kaden
Deputy Chief Compliance Officer

Tina M. Payne
Assistant Secretary

Neil Bloom
Assistant Treasurer

KEY INFORMATION

Investment Manager

Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, NY 10017
(212) 832-3232

Co-administrator and Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Transfer Agent

Boston Financial Data Services, Inc.
30 Dan Road
Canton, MA 02021
(800) 437-9912

Legal Counsel

Ropes & Gray LLP
1211 Avenue of the Americas
New York, NY 10036

Distributor

Cohen & Steers Securities, LLC
280 Park Avenue
New York, NY 10017

Nasdaq Symbol: CSRIX

Website: cohenandsteers.com

This report is authorized for delivery only to shareholders of Cohen & Steers Institutional Realty Shares, Inc. unless accompanied or preceded by the delivery of a currently effective prospectus setting forth details of the Fund. Performance data quoted represent past performance. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

COHEN & STEERS

INSTITUTIONAL REALTY SHARES

280 PARK AVENUE

NEW YORK, NY 10017

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CSRIXAR

Annual Report December 31, 2014

Cohen & Steers Institutional Realty Shares

Item 2. Code of Ethics.

The Registrant has adopted an Amended and Restated Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer.  The Code of Ethics was in effect during the reporting period.  The Registrant has not amended the Code of Ethics as described in Form N-CSR during the reporting period.  The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the reporting period.  A current copy of the Code of Ethics is available on the Registrant’s website at www.cohenandsteers.com/assets/content/uploads/code_of_ethics_exec_and_senior.pdf.  Upon request, a copy of the Code of Ethics can be obtained free of charge by calling 800-330-7348 or writing to the Secretary of the Registrant, 280 Park Avenue, 10th floor, New York, NY 10017.

Item 3. Audit Committee Financial Expert.

The registrant’s board has determined that Michael G. Clark and Frank K. Ross, each a member of the board’s audit committee, are each an “audit committee financial expert”.  Mr. Clark and Mr. Ross are each “independent,” as such term is defined in Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) — (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2014	2013
Audit Fees	$46,200	$44,910
Audit-Related Fees	$0	$0
Tax Fees	$6,380	$6,200
All Other Fees	$0	$0

Tax fees were billed in connection with the preparation of tax returns, calculation and designation of dividends and other miscellaneous tax services.

(e)(1)                   The audit committee is required to pre-approve audit and non-audit services performed for the registrant by the principal accountant. The audit committee also is required to pre-approve non-audit services performed by the registrant’s principal accountant for the registrant’s investment advisor and any sub-advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant, if the engagement for services relates directly to the operations and financial reporting of the registrant.

The audit committee may delegate pre-approval authority to one or more of its members who are independent members of the board of directors of the registrant. The member or members to whom such authority is delegated shall report any pre-approval decisions to the audit committee at its next scheduled meeting.  The audit committee may not delegate its responsibility to pre-

approve services to be performed by the registrant’s principal accountant to the investment advisor.

(e)(2)                   No services included in (b) — (d) above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)                                   Not applicable.

(g)                                  For the fiscal years ended December 31, 2014 and December 31, 2013, the aggregate fees billed by the registrant’s principal accountant for non-audit services rendered to the registrant and for non-audit services rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant were:

	2014	2013
Registrant	$6,380	$6,200
Investment Advisor	$15,000	$15,000

(h)                                 The registrant’s audit committee considered whether the provision of non-audit services that were rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant that were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X was compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not Applicable.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certifications of chief executive officer and chief financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin
Title: President and Chief Executive Officer

Date: March 2, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
	Name:	Adam M. Derechin
	Title:	President and Chief Executive Officer
(Principal Executive Officer)

By:	/s/ James Giallanza
	Name:	James Giallanza
	Title:	Treasurer and Chief Financial Officer
(Principal Financial Officer)

Date: March 2, 2015